SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  January 25, 1995



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

     On January 25, 1995, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing the Company's results for the fourth quarter and year ended December 25, 1994. The Company published its consolidated balance sheets as of December 25, 1994 and December 26, 1993, its consolidated statements of operations for the quarters (13 weeks) and years (52 weeks) ended December 25, 1994 and December 26, 1993, its consolidated statements of cash flows for the years ended December 25, 1994 and December 26, 1993, and certain segment information for the years then ended. A copy of the press release which includes the consolidated financial statements is filed herewith as Exhibit 99.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

           99 Press release dated January 25, 1995, published by the registrant -- filed herewith.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By: /s/ James R. Hudson, Jr.
                                      James R. Hudson, Jr.
                                      Vice President, Corporate Controller



Date:    January 25, 1995